Exhibit 10.9      Standstill Agreement


                              STANDSTILL AGREEMENT

         THIS STANDSTILL AGREEMENT (this "Agreement"), dated as of November 30, 2000, is entered into by and among Orbit Technologies, Inc., a Delaware corporation, (the "Company") and the Creditors whose names are set forth on the signature page of this Agreement (the "Creditors"). The Creditors and the Company will be collectively referred to in this Agreement as the "Parties."

                                   WITNESSETH:

     WHEREAS, the undersigned Creditors mentioned in the attached financial statement and the Company wish to induce outside parties to invest.

     WHEREAS, it is in the best interest of the Parties to agree to suspend payment and forbear collection of any and all debts for one year from the date of this Agreement.

     WHEREAS, nothing in this Agreement shall act as an acknowledgment of debt owed, and this Agreement does not preclude the Creditors from later suing for sums in excess of the amounts in the attached financial statements.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency thereof which is hereby acknowledged, the Parties agree as follows:

     A. The Creditors hereby agree that for a period of one year from the date of this Agreement, the Creditors shall not, directly or indirectly, nor will it cause any person or entity controlled by it to take action to collect on such debt, if any, for a period of twelve (12) months from the date of this Agreement.

     B. This Agreement shall be binding upon your successors and assigns and shall inure to the benefit of, and be enforceable by, our successors and assigns.

     C. The provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Further, the terms held to be invalid may be construed as narrowly as possible to give them their intended effect and validity or enforceability under the law.

     D. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of Delaware, application to agreements made and to be performed wholly within such jurisdiction.

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     E.   This Agreement may be waived, amended or modified only by an instrument in writing signed by the party against which such waiver, amendment or modification is sought to be enforced, and such written instrument shall set forth specifically the provisions of this Agreement that are to be so waived, amended or modified.

     F. The Parties hereby expressly waive any and all right any of them may have to a jury trial in any action or proceeding arising under this Agreement.

     G. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                                            ORBIT TECHNOLOGIES, INC.


                                            By:/s/ James Giansiracusa
                                               --------------------------------
                                               Name:  James Giansiracusa
                                               Title:  Chief Operating Officer

                                            By:/s/ James Lahey
                                               --------------------------------
                                               Name: James Lahey
                                               Title:  An Individual

                                            By:/s/ James Giansiracusa
                                               --------------------------------
                                               Name: James Giansiracusa
                                               Title:  An Individual

                                            By:/s/ Ruth P. Brittingham
                                               --------------------------------
                                               Name: Ruth P. Brittingham
                                               Title:  An Individual

                                            By:/s/ Van Sansone
                                               --------------------------------
                                               Name: Van Sansone
                                               Title:  An Individual

                                            By:/s/ Dean Ulrich
                                               --------------------------------
                                               Name: Dean Ulrich
                                               Title:  An Individual

                                            By:/s/ Stephen Prewett
                                               --------------------------------
                                               Name: Stephen Prewett
                                               Title:  An Individual